                                                                    EXHIBIT 23.4

                                 CONSENT TO BE
                               NAMED AS DIRECTOR

  I hereby consent to serve as a director of Colfax Corporation (the "Registrant") as described in the Registrant's Registration Statement on Form S-1 filed with the Securities Exchange Commission on August 20, 1998.

                                                    /s/ Neil D. Cohen
                                          -------------------------------------
                                          Name: Neil D. Cohen